                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 15, 2005

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                    HONDA AUTO RECEIVABLES 2002-1 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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          DELAWARE                      333-71022               01-6172974
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
      OF INCORPORATION)                                    IDENTIFICATION NO.)

         AMERICAN HONDA RECEIVABLES CORP.
               20800 MADRONA AVENUE
                   TORRANCE, CA                                  90503
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On February 15, 2005, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of January 1, 2002 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, Honda Auto Receivables 2002-1 Owner Trust, a Delaware business trust, as Issuer, U.S. Bank National Association, as Owner Trustee (the "Owner
Trustee"), JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee")
and U.S. Bank Trust National Association as Delaware Trustee (the "Delaware
Trustee") were distributed to holders ("Noteholders") of notes representing undivided fractional interests in Honda Auto Receivables 2002-1 Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the
Agreement, was furnished to the Indenture Trustee for the benefit of the
Noteholders and, as such, was distributed by the Indenture Trustee to the
Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (C). EXHIBIT 20

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HONDA AUTO RECEIVABLES 2002-1 OWNER TRUST
                                       BY: AMERICAN HONDA FINANCE CORPORATION,
                                           AS SERVICER

                                       By: /s/ John I. Weisickle
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                                           John I. Weisickle
Date: February 15, 2005                    Vice President, Assistant Secretary

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